Discontinued operations	12 Months Ended
Dec. 31, 2024
Non-Current Assets Held For Sale And Discontinued Operations [Abstract]
Disposal group held for sale and Discontinued operations
6. Disposal group held for sale and discontinued operations
Certej project
On October 7, 2024, the Company entered into a share purchase agreement ("SPA") to sell the Certej project, a non-core gold asset in the Romania segment. The sale is subject to certain closing conditions.
Consideration includes:
•$0.5 million cash deposit received upon signing of the SPA;
•$3.5 million cash upon closing of the transaction;
•$4.0 million of common shares of the purchasing company upon closing;
•deferred consideration of $22.0 million in cash, with $2.0 million payable within 45 days after the issuance of a zonal urbanization plan ("PUZ"), and $10.0 million payable on both the first and second anniversary following the receipt of both the PUZ and the building permit; and
•the Company will retain a 1.5% net smelter return royalty on the project.
During the third quarter of 2024, the Company recorded an impairment of $8.7 million on the Certej project to recognize property, plant and equipment at its estimated fair value, based on a plan to sell the asset and completion of the agreement.
The Romania reporting segment is presented as a disposal group held for sale. As at December 31, 2024, the disposal group was stated at fair value less costs to sell and comprised the following assets and liabilities:

	December 31, 2024	December 31, 2023

Cash	$354	$770
Accounts receivable and other	1,034	1,276
Inventories	1,694	1,586
Property, plant, and equipment	13,604	23,995
Assets held for sale	$16,686	$27,627

Accounts payable and accrued liabilities	$(249)	$(228)
Asset retirement obligations	(9,884)	(10,639)
Liabilities associated with assets held for sale	$(10,133)	$(10,867)

The fair value measurement for the disposal group has been categorized as a Level 3 fair value based on the expected cash from a sale, less estimated costs of disposal.
6. Disposal group held for sale and discontinued operations (continued)
The results from operations of the Romanian reporting segment include:

	Year ended December 31,
	2024	2023

Expenses	$(4,989)	$(4,407)
Impairment of property and equipment	(8,687)	—
Loss from operations	(13,676)	(4,407)
Income tax recovery	—	—
Loss from discontinued operations, net of tax	$(13,676)	$(4,407)

Loss from discontinued operations attributable to shareholders of the Company	$(11,788)	$(1,553)
Loss from discontinued operations attributable to non-controlling interest	$(1,888)	$(2,854)

Basic and diluted loss per share attributable to shareholders of the Company	$(0.06)	$(0.01)

Net cash used in operating activities of the Romanian reporting segment during the year ended December 31, 2024 was $0.4 million (2023 – net cash generated from operating activities was $0.4 million).